                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY

                                VOTING AGREEMENT


                  THIS VOTING AGREEMENT (this "AGREEMENT") is entered into this 24th day of March, 2000, by and among The Titan Corporation, a Delaware corporation ("ACQUIROR"), V T Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Acquiror ("MERGER SUB"), and each of the undersigned stockholders (each a "STOCKHOLDER" and collectively, the "STOCKHOLDERS") of AverStar, Inc., a Delaware corporation (the "COMPANY").

                  WHEREAS, the Stockholders own of record and/or beneficially the shares of common stock, $.001 par value, of the Company ("COMPANY COMMON STOCK") set forth opposite their respective names on SCHEDULE A hereto and desire to enter into this Agreement with respect to such shares of Company Common Stock;

                  WHEREAS, Acquiror, Merger Sub and the Company have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of the date hereof, which provides, among other things, for the merger (the "MERGER") of Merger Sub with and into the Company pursuant to the terms and conditions thereof; and

                  WHEREAS, as an essential condition and inducement to Acquiror and Merger Sub entering into the Merger Agreement, Acquiror has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, agree as follows:

         SECTION 1.        DEFINITIONS

                  Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms as in the Merger Agreement.

         SECTION 2.        DISPOSITION OF THE SHARES

                  (a) Each Stockholder covenants and agrees that from the date of this Agreement until the Termination Date (as defined in SECTION 17 hereof), such Stockholder shall not sell, assign, transfer, encumber, pledge, mortgage or otherwise encumber or dispose of or enter into any contract, option or other agreement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance, pledge, mortgage or other Encumbrance or disposition of, any shares of Company Common Stock or any other capital stock of the Company (together, the "CAPITAL STOCK") or any other voting interests in the Company now owned or hereafter acquired beneficially or of record by such Stockholder.

                  (b) Each Stockholder hereby agrees and consents to the entry of stop transfer instructions by the Company against the transfer of any shares of Capital Stock consistent with the terms of SECTION 1(a) hereof.

         SECTION 3.        VOTING

                  (a) Each Stockholder hereby agrees to appear, or cause the holder of record on any applicable record date (the "RECORD HOLDER") to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of the Company and at any adjournment thereof for the purpose of voting on the Merger Agreement and the transactions contemplated thereby (a "Meeting").

                  (b) Each Stockholder further agrees that at any such Meeting such Stockholder shall vote, or cause the Record Holder to vote, in person or by proxy all of the shares of Capital Stock, and any other voting interests of the Company directly or indirectly owned or hereafter acquired beneficially or of record by such Stockholder:

                           (i)   in favor of the Merger and the adoption of
the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company and by Acquiror) in connection with any meeting of, or solicitation of consents from, the stockholders of the Company at which or in connection with which the Merger and the Merger Agreement are submitted for the consideration and vote of the stockholders of the Company;

                           (ii)   against approval or adoption of any
extraordinary corporate transaction (other than the Merger, the Merger Agreement or the transactions contemplated thereby) including, without limitation, any transaction involving (A) the sale or transfer of all or substantially all of the Capital Stock, whether by merger, consolidation or other business combination, (B) a sale or transfer of all or substantially all of the assets of the Company or its Subsidiaries, (C) a reorganization, recapitalization or liquidation of the Company or its Subsidiaries, or (D) any amendment to the Company's governing instruments creating any new class of securities of the Company or otherwise affecting the rights of any class of security as currently in effect;

                           (iii)   against approval or adoption of
resolutions which would have the effect of preventing, materially delaying or otherwise materially frustrating consummation of the Merger or otherwise preventing or materially delaying the Company from performing its obligations under the Merger Agreement; and

                           (iv)   against any action which would constitute a
material breach of any provision of the Merger Agreement.

                  To the extent inconsistent with the foregoing provisions of this SECTION 2, each Stockholder revokes any and all previous proxies with respect to shares of Capital Stock owned beneficially and/or of record by such Stockholder and agrees not to grant any proxy with respect to and any other voting interests in the Company owned or hereafter acquired beneficially or of record by such Stockholder.

         SECTION 4.        PROXY; FURTHER ASSURANCES

                  (a)   Contemporaneously with the execution of this
Agreement: (i) each Stockholder has delivered to Acquiror a proxy in the form attached to this Agreement as EXHIBIT A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY"); and (ii) each Stockholder has caused to be delivered to Acquiror an additional proxy (in the form attached hereto as EXHIBIT A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act), but not of record, by such Stockholder, which proxy shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein.

                  (b) Each Stockholder shall, at Acquiror's own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Acquiror the power to carry out and give effect to the provisions of this Agreement. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) or transaction if such action would materially impair or materially interfere with the ability of any party to effectuate, carry out and comply with all of the terms of this Agreement.

         SECTION 5.        REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

                  Each Stockholder hereby, severally and not jointly, represents and warrants to Acquiror as follows:

                  (a) Such Stockholder has the legal capacity and all other power and authority necessary to enter into this Agreement, to perform the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Acquiror, Merger Sub and the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor's rights generally and by the application of general principles of equity.

                  (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any law, regulation, court order, judgment or decree applicable to such Stockholder or by which the property of such Stockholder is bound or affected, or conflict with or result in any breach of or constitute a default under any contract or agreement to which such Stockholder is a party or by which such Stockholder or such Stockholder's property is bound or affected, which conflict, violation, breach or default would adversely affect such Stockholder's ability to perform the obligations of this Agreement.

                  (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent or other action by any Person under, any provision of any agreement, contract or other instrument binding on such Stockholder.

                  (d) The shares of Company Common Stock reflected on SCHEDULE A as being owned by such Stockholder are the only shares of voting Capital Stock of the Company or any other voting interests in the Company owned beneficially or of record by such Stockholder, and except as set forth in SCHEDULE A, such Stockholder does not own any other options, warrants or rights to acquire shares of any class of capital stock of the Company or any other voting interests in the Company. Such Stockholder has the sole power respecting voting and transfer of such Stockholder's shares of Capital Stock. The shares and certificates representing such shares held by such Stockholder are now, and at all times during the term hereof will be, owned as indicated on SCHEDULE A by such Stockholder, free and clear of all liens, claims, security interests, proxies, options, warrants or other rights, voting trusts or agreements, understandings or arrangements or any other Encumbrances whatsoever, except for any such Encumbrances or proxies arising under this Agreement.

                  (e) No investment banker, broker, finder or other intermediary is entitled to a fee or commission in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

         SECTION 6.        COVENANTS OF EACH STOCKHOLDER

                  (a) From the date of this Agreement until the Termination Date (as defined in SECTION 17 hereof), subject to Section 18(a) each Stockholder shall not, and shall use its reasonable efforts to not permit any Representatives of the Company to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information), the making of any proposal or offer that constitutes, an Acquisition Proposal, (ii) enter into or maintain or continue discussions or negotiate with any Person (other than Acquiror) in furtherance of such inquiries or to obtain an Acquisition Proposal, or (iii) agree to, approve, recommend, or endorse any Acquisition Proposal, or authorize or permit any Representatives of the Company to take any such action and, such Stockholder shall promptly notify Acquiror of any such inquiries and proposals received by such Stockholder or to such Stockholder's knowledge any of Representatives of the Company, relating to any of such matters. Each Stockholder severally and not jointly further agrees to use such Stockholder's reasonable efforts as a stockholder to cause the Company to comply with the obligations of the Company set forth in SECTION 5.10 of the Merger Agreement.

                  (b) Except pursuant to the terms of this Agreement, no Stockholder shall without the prior written consent of Acquiror or Merger Sub, directly or indirectly, grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Capital Stock or any options, warrants or other rights to acquire stock of the Company.

         SECTION 7.        SPECIFIC PERFORMANCE

                  Each Stockholder acknowledges and agrees that there would be no adequate remedy at law for Acquiror or Merger Sub if such Stockholder fails to perform any of such Stockholder's obligations hereunder, and accordingly agrees that Acquiror and Merger Sub, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of such Stockholder under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. Each Stockholder hereby waives any objection to the imposition of such relief or to the posting of a bond in connection therewith.

         SECTION 8.        GOVERNING LAW

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         SECTION 9.        PARTIES IN INTEREST

                  This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and permitted assigns. If any Stockholder shall at any time hereafter acquire ownership of, or voting power with respect to, any additional shares of Capital Stock or any other voting interests in the Company in any manner, whether by the exercise of any options or any securities or rights convertible into or exchangeable for shares of Capital Stock or any other voting interests in the Company, by operation of law or otherwise, such shares or other interests shall be held subject to all of the terms and provisions of this Agreement. Without limiting the foregoing, each Stockholder specifically agrees that the obligations of such Stockholder hereunder shall not be terminated by operation of law, whether by death or incapacity of such Stockholder or otherwise.

         SECTION 10.       AMENDMENT

                  This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

         SECTION 11.       SEVERABILITY

                  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         SECTION 12.       WAIVER

                  Except as provided in this Agreement, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a wavier of any prior or subsequent breach of the same or any other provision hereunder.

         SECTION 13.       NOTICES

                  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  If to a Stockholder:

                           To such Stockholder's address
                           or telecopier number as set forth
                           on SCHEDULE A attached hereto

                  with a copy (which does not constitute notice) to:

                           Swidler Berlin Shereff Friedman, LLP
                           405 Lexington Avenue
                           New York, NY  10174
                           Attention:  Gerald Adler, Esq.
                           Telecopier No.:  (212) 891-9598

                  If to Acquiror or Merger Sub:

                           The Titan Corporation
                           3033 Science Park Road
                           San Diego, California 92121
                           Attention:       Nicholas J. Costanza, Esq.,
                                            General Counsel
                           Telecopier No. (858) 552-9759

                  With a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, Virginia  22102
                           Attention:  Richard K.A. Becker, Esq.
                           Telecopier No.:  (703) 610-6200


         SECTION 14.       ENTIRE AGREEMENT; ASSIGNMENT

                  This Agreement, together with the affiliate agreements (if and to the extent entered into by any Stockholder and Acquiror), (a) constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and (b) shall not be assigned by operation of law or otherwise, except that this Agreement shall be binding upon each Stockholder and each Stockholder's successors and assigns.

         SECTION 15.       HEADINGS

                  Section headings are included solely for convenience and are not considered to be part of this Agreement and are not intended to be an accurate description of the contents thereof.

         SECTION 16.       COUNTERPARTS

                  This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 17.       TERMINATION

                  This Agreement and all of the parties' rights and obligations hereunder shall terminate on the earlier to occur of (a) the date on which the Merger Agreement is validly terminated pursuant to SECTION 8.01 thereof, or (b) the Effective Time (the "TERMINATION DATE"); PROVIDED, HOWEVER, that in the event the Company becomes obligated to pay a Termination Fee to Acquiror pursuant to

SECTION 8.03(b) of the Merger Agreement, the Termination Date shall mean the date on which such Termination Fee is received by Acquiror.

         SECTION 18.       OFFICERS AND DIRECTORS; AFFILIATE AGREEMENTS

                  (a) Notwithstanding anything else herein to the contrary but subject to the proviso set forth in this Section 18(a), (i) nothing set forth herein shall be deemed to restrict or otherwise prohibit a Stockholder who is an officer or director of the Company from exercising, in such individual's capacity as an officer or director of the Company, what such Stockholder believes in good faith to be his or her fiduciary duties as an officer or director of the Company to the stockholders of the Company, and
(ii) and no action or inaction required hereby shall require a Stockholder who is an officer or director of the Company to take any action or refrain from taking any action, in such individual's capacity as an officer or director of the Company, that such Stockholder believes in good faith is required by or would be a breach of his or her fiduciary duties as an officer or director of the Company to the stockholders of the Company; PROVIDED, HOWEVER, that, notwithstanding the foregoing, with respect to any matter set forth in SECTION 5.10 of the Merger Agreement, each Stockholder who is an officer or director of the Company shall exercise his or her fiduciary duties to the stockholder of the Company purusnat to and in accordance with the provisions of SECTION 5.10 of the Merger Agreement.

                  (b) Each Stockholder who also executes and enters into an Affiliate Agreement hereby agrees and acknowledges that, notwithstanding any other provisions of this Agreement and in addition to any obligations of such Stockholder hereunder, such Stockholder is and will be subject to all of the terms and provisions of such Affiliate Agreement and the obligations of such Stockholder contained in such Affiliate Agreement are and will be independent, separate and apart from the obligations of such Stockholder hereunder.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be executed and delivered on their behalf, as of the date first above written.

                                          THE TITAN CORPORATION



                                          By:      /s/  Gene W. Ray
                                             ---------------------------------
                                          Name:     Gene W. Ray
                                          Title:    Chairman and Chief Executive
                                                    Officer

                                          V T ACQUISITION CORP.



                                          By:      /s/  Gene W. Ray
                                             ---------------------------------
                                          Name:     Gene W. Ray
                                          Title:    Chairman and Chief Executive
                                                    Officer

                                          STOCKHOLDERS



                                          By:      /s/ Michael B. Alexander
                                             ---------------------------------
                                          Name:  President of Bronto, Inc.
                                                 on behalf of AFG Partners, L.P.


                                          By:      /s/ Peter J. Dwyer
                                             ---------------------------------
                                          Name:  Peter J. Dwyer



                                          By:      /s/ Nicholas A. Pettinella
                                             ---------------------------------
                                          Name:  Nicholas A. Pettinella



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

                                          By:      /s/ John C. Rennie
                                             ---------------------------------
                                          Name:  John C. Rennie



                                          By:      /s/ Michael B. Alexander
                                             ---------------------------------
                                          Name:  Michael B. Alexander



                                          By:      /s/ Sigmund H. Goldblum
                                             ---------------------------------
                                          Name:  Sigmund H. Goldblum



                                          By:      /s/ Joseph A. Saponaro
                                             ---------------------------------
                                          Name:  Joseph A. Saponaro


                                          By:      /s/ Peter M. Schulte
                                             ---------------------------------
                                          Name:  Peter M. Schulte


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

                                           By:     /s/ Levy Family Partnership
                                              --------------------------------
                                           Name:  Levy Family Partnership



                                           By:      /s/ Bruce A. Burton
                                              --------------------------------
                                           Name:  Bruce A. Burton


                                                      SCHEDULE A
---------------------------------------- -------------------------------------- --------------------------------------
           STOCKHOLDER NAME,                                                            ADDITIONAL COMPANY
         ADDRESS AND TELEPHONE                    COMPANY COMMON STOCK                  COMMON STOCK OWNED
               NUMBER                                OWNED OF RECORD                    BENEFICIALLY (1)/
---------------------------------------- -------------------------------------- --------------------------------------
AFH Partners, L.P.                              537,841 shares of
Attn. Michael Alexander                              Class A
c/o Bronto, Inc.
127 Farm Road
Sherborn, MA 01770
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------
Michael B. Alexander                            193,915 shares of                      387,831 shares of
127 Farm Road                                        Class A                                Class D
Sherborn, MA 01770
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------
John C. Rennie                                  293,438 shares of                       24,453 shares of
18 Harvard Drive                                     Class F                                Class F
Bedford, MA 01730
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------
Joseph A. Saponaro                              164,645 shares of                      116,349 shares of
c/o AverStar, Inc.                                   Class A                                Class D
23 Fourth Avenue
Burlington, MA  01803
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------
Nicholas A. Pettinella                          131,716 shares of
141 South Street,                                    Class A
Ashland, MA 01721
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------
Sigmund H. Goldblum                              86,621 shares of                       48,906 shares of
103 Birkdale Drive                                   Class F                                Class F
Blue Bell, PA  19422
(610) 277-8963
---------------------------------------- -------------------------------------- --------------------------------------
Peter M. Schulte                              9,147 shares of Class                     18,294 shares of
c/o CM Equity Partners                                  C                                   Class B
135 East 57th Street                             27,441 shares of                       18,294 shares of
27th Floor                                           Class E                                Class C
New York, NY 10022
(212) 909-8403
---------------------------------------- -------------------------------------- --------------------------------------
Peter J. Dwyer                                73,176 shares of
14213 Cervantes Avenue,                           Class A
Darnestown, MD 20874
(781) 221-6990
---------------------------------------- -------------------------------------- --------------------------------------

--------
(1)      The shares set forth in this column are shares of Company Common Stock issuable upon the exercise of Options as of the date of this Agreement, except in the case of Mr. Schulte where such shares are held for the benefit of his IRA.


                                       13

---------------------------------------- -------------------------------------- --------------------------------------
Bruce A. Burton                                  73,176 shares of
11740 Ownes Glen Way                                 Class A
Gaithersberg, MD 20878
---------------------------------------- -------------------------------------- --------------------------------------
Levy Family Partnership                          27,441 shares of
c/o CM Equity Partners                               Class C
135 East 57th Street                             27,441 shares of
27th Floor                                           Class E
New York, NY 10022
(212) 909-8438
---------------------------------------- -------------------------------------- --------------------------------------
Total:                                           1,645,998 shares
---------------------------------------- -------------------------------------- --------------------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY


                  The undersigned Stockholder of AverStar, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes The Titan Corporation, a Delaware corporation ("ACQUIROR") and V T Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Acquiror ("MERGER SUB"), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (a) the outstanding shares of common stock, $.001 par value, of the Company (the "COMPANY COMMON STOCK") or any other capital stock of the Company (collectively with the Company Common Stock, the "CAPITAL STOCK") owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of Capital Stock of the Company which the undersigned may acquire on or after the date hereof. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Capital Stock are hereby revoked, and the undersigned agrees that no subsequent proxy will be given with respect to any of the Capital Stock.

                  This proxy is (i) irrevocable, (ii) coupled with an interest, (iii) granted in connection with the execution and delivery of the Voting Agreement dated as of the date hereof among Acquiror, the undersigned and certain other stockholders of the Company (the "VOTING AGREEMENT"), and
(iv) granted in consideration of Acquiror and Merger Sub entering into the Agreement and Plan of Merger dated as of the date hereof among Acquiror, Merger Sub and the Company (the "MERGER AGREEMENT").

                  The proxy named above (and its successors) will, prior to the Termination Date (as defined in the Voting Agreement), be empowered, and may exercise this proxy, to vote the Capital Stock at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company, for the purpose of voting on the Merger Agreement and the transaction contemplated thereby in favor of the approval and adoption of the Merger Agreement and the approval of the merger contemplated thereby, and in favor of each of the other actions contemplated by the Merger Agreement. The undersigned may vote the Capital Stock on all other matters.

                  This proxy shall be binding upon the representatives, successors and assigns of the undersigned (including any transferee of any of the Capital Stock).

                  If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then

(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

                  This proxy shall terminate upon the valid termination of the Voting Agreement.

Date: March __, 2000



                                         -------------------------------------
                                         Stockholder's Name

                                         Number of shares of common stock of
                                         the Company owned of record as of
                                         the date of this proxy:



                                          ------------------------------------